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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): November 22, 2006



                                  Catuity Inc.
             (Exact name of registrant as specified in its charter)

          Delaware                       000-30045                     38-3518829
(State or other jurisdiction      (Commission File Number)           (IRS Employer
      of incorporation)                                           Identification No.)


37650 Professional Center Drive
          Suite 145A
    Livonia, Michigan 48154                                           (734)-779-9000
     (Address of principal                                   (Registrant's telephone number,
      executive offices)                                          including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)



     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

( ) Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

( ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

( ) Pre-commencement communications pursuant to Rule 14d-2(b), under the Exchange Act (17 CFR 240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13e-4(c), under the Exchange Act (17 CFR 240.13e-4(c))


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                               TABLE OF CONTENTS

    Item 1.01. Entry into a Material Definitive Agreement.
    Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
    Item 3.02. Unregistered Sales of Equity Securities.
    Item 5.03. Unregistered Sales of Equity Securities
    Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EX-3.1
EX-10.1
EX-10.2
EX-10.3
EX-10.4
EX-10.5
EX-10.6



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Item 1.01.  Entry into a Material Definitive Agreement.


On November 22, 2006, Catuity, Inc. ("Catuity") entered into a Securities Purchase Agreement, pursuant to which Catuity sold or issued $1,800,000 in aggregate principal amount of its 10% Senior Convertible Notes (the "Senior Notes"), 700 shares of Series A Convertible Preferred Stock ($700,000 aggregate stated value)(the "Preferred Shares"), and warrants to purchase 357,143 shares of its common stock (the "Warrants") (the "Private Placement"). These Senior Notes and Preferred Shares were issued at 90% of face or stated value, for aggregate gross proceeds to Catuity (before deduction of advisory and other transaction-related fees and expenses) of $2,250,000. The Warrants were issued as an additional inducement to the Senior Note investors. The Securities Purchase Agreement, form of Senior Notes, the Certificate of Designations (that creates the Preferred Shares) and the form of Warrants are attached hereto as exhibits and incorporated herein by this reference.

The Private Placement was made to two accredited investors in a transaction that was exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act") pursuant to Regulation D promulgated thereunder. Pursuant to a Registration Rights Agreement entered into pursuant to the Securities Purchase Agreement, Catuity agreed to file a registration statement under the Securities Act registering the resale of the common shares that are issuable on conversion of the Senior Notes and Preferred Shares that were issued in the Private Placement. A copy of the Registration Rights Agreement is attached hereto as an exhibit and incorporated herein by this reference

Catuity plans to use the net proceeds for working capital and general corporate purposes.

The Senior Notes bear interest at 10% per annum and mature 36 months from the date of issuance. Catuity will begin making monthly payments on the Senior Notes on December 1, 2007. The indebtedness represented by the Senior Notes is secured by a blanket lien on substantially all of the assets of Catuity and its subsidiaries. The indebtedness due under the Senior Notes can be accelerated upon a change of control or following an event of default, which includes customary events such as nonpayment of interest and breach of restrictive covenants. Catuity may prepay or redeem the Senior Notes at any time upon repayment of 120% of the outstanding principal and accrued interest.

The Preferred Shares provide for cumulating, monthly preferred dividends at the rate of 10% of stated value. The Preferred Shares have no voting rights, and are not subject to mandatory redemption.

The Warrants are exercisable for a period of five (5) years with an initial exercise price equal to $3.58 per common share. The Warrants contain a cashless exercise feature and full-ratchet and other standard anti-dilution protection.

The Senior Notes and Preferred Shares are convertible, at the election of the holder, into shares of Catuity common stock at $3.25 per share (subject to downward adjustment as a result of full-ratchet and other standard anti-dilution protection).

Catuity paid the placement agent for the financing (Broadband Capital Management, LLC) a fee of 7% of the gross cash proceeds received by Catuity in the financing, together with reimbursement of its actual expenses. Catuity paid the lead investor's due diligence and legal fees and expenses and shall bear all of its own legal and professional fees and expenses, including but not limited to those associated with the filing of its Registration Statement as contemplated by this transaction. We estimate that the total legal and due diligence costs that we will incur as a result of the financing will be approximately $120,000.

Applicable securities listing rules of the Australian Stock Exchange and Nasdaq Small Cap Market require that Catuity obtain approval from its stockholders for any conversion rights for the Senior Notes and Preferred Shares, and exercise rights for the Warrants, that would result in more than 335,000 shares of Common Stock being issuable on conversion or exercise of the foregoing securities. Accordingly, such exercise or conversion rights are specifically subject to obtaining stockholder approval. Catuity has agreed to convene a special meeting of its stockholders as promptly as practicable to seek this approval, and to recommend to its stockholders that such approval be given. In addition, the transaction documents



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limit each investor's beneficial ownership of Catuity to no more than 4.99% at any given time, subject to the investor's waiver of such restrictive covenant upon giving advance notice to Catuity.

The foregoing discussion is qualified in its entirety be reference to the documents noted therein, all of which are attached hereto as exhibits and incorporated herein by this reference.


Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.


The information regarding the Senior Notes and Preferred Shares set forth in
Item 1.01 above is incorporated into this Item 2.03 by this reference.

Item 3.02.  Unregistered Sales of Equity Securities.

The information regarding the Private Placement set forth in Item 1.01 above is incorporated into this Item 3.02 by this reference.


Item 5.03. Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On November 22, 2006, Catuity filed a Certificate of Designation of its Series A Convertible Preferred Stock. The information regarding the terms of the Preferred Shares set forth in Item 1.01 above is incorporated into this Item
5.03 by this reference.


Item 9.01.  Financial Statements and Exhibits.

     (d) Exhibits.


Exhibit No.          Description
-----------          -----------
3.1                  Certificate of Designations for Catuity's Series  A Convertible Preferred Stock

10.1                 Securities Purchase Agreement for the Senior Notes, Preferred Shares and Warrants, dated
                     November 22, 2006, by and among Catuity, Inc. and the investors thereto

10.2                 Senior Notes issued pursuant to Securities Purchase Agreement

10.3                 Warrants issued pursuant to Securities Purchase Agreement

10.4                 Registration Rights Agreement executed pursuant to the Securities Purchase Agreement

10.5                 Security Agreement executed pursuant to the Securities Purchase Agreement

10.6                 Guaranty executed by Catuity subsidiaries pursuant to the Securities Purchase Agreement


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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                   CATUITY INC.
                                                   (Registrant)


                                       By   /s/ John H. Lowry
                                            -----------------------------------
                                            John H. Lowry
                                            Senior Vice President,
                                            Chief Financial Officer & Secretary


Date:  November 29, 2006




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                                  Exhibit Index

Exhibit No.   Description
-----------   -----------
3.1           Certificate of Designations for Catuity's Series A Convertible
              Preferred Stock

10.1          Securities Purchase Agreement for the Senior Notes, Preferred
              Shares and Warrants, dated November 22, 2006, by and among Catuity, Inc. and the investors thereto

10.2          Senior Notes issued pursuant to Securities Purchase Agreement

10.3          Warrants issued pursuant to Securities Purchase Agreement

10.4          Registration Rights Agreement executed pursuant to the Securities
              Purchase Agreement

10.5          Security Agreement executed pursuant to the Securities Purchase
              Agreement

10.6 Guaranty executed by Catuity subsidiaries pursuant to the Securities Purchase Agreement


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